Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Aluminum Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), we the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.                           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2006	/S/ RONALD L. RUDY
Ronald L. Rudy
President and
Chief Executive Officer

Date: November 6, 2006	/S/MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President - Finance
and Chief Financial Officer

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